EXHIBIT 99.1

Proxy advisory firm Glass Lewis recommends Cleco shareholders vote “FOR” the transaction with North American-led investor group
Transaction has previously received favorable recommendations from Institutional Shareholder Services (ISS), Egan Jones Proxy Services and Taft-Hartley Advisory Services
PINEVILLE, La., Feb. 13, 2015 - Cleco Corporation (NYSE: CNL) today announced that Glass Lewis, a leading proxy voting and corporate governance advisory firm, recommends Cleco shareholders vote “FOR” the proposed transaction with a North American investor group led by Macquarie Infrastructure and Real Assets and by British Columbia Investment Management Corporation together with John Hancock Financial and other infrastructure investors (investor group).
Cleco Corporation recently released information regarding favorable recommendations from ISS, Egan Jones Proxy Services and Taft-Hartley Advisory Services. Cleco has received references from the top proxy advisory firms proposing that shareholders vote “FOR” the planned transaction with the investor group.
“We are pleased that all four proxy voting and corporate governance advisory firms have analyzed our transaction and agree it represents a premium valuation opportunity for shareholders,” said Bruce Williamson, chairman, president and CEO of Cleco Corporation. “We feel this transaction is in the best interest of all of our stakeholders, including our shareholders, and these recommendations from the top U.S. corporate governance firms validate the significant value our investors will receive when this merger closes.”
Cleco Corporation’s shareholders of record as of the close of business on Jan.13, 2015, are entitled to vote on proposals related to the transaction at the Special Meeting of Shareholders scheduled for Feb. 26.
Cleco Corporation’s shareholders seeking copies of the definitive proxy statement or with questions about the Special Meeting of Shareholders may contact the proxy solicitor, Morrow & Co., LLC at (203) 658-9400 or toll-free at (888) 813-7651.

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Cleco Corporation is a public utility holding company headquartered in Pineville, La. Cleco owns a regulated electric utility company, Cleco Power LLC, which is engaged principally in the generation, transmission, distribution, and sale of electricity, primarily in Louisiana. Cleco Power owns 11 generating units with a total nameplate capacity of 3,340 megawatts. Cleco Power serves approximately 284,000 customers in Louisiana through its retail business, and it supplies wholesale power in Louisiana and Mississippi.  Cleco Corporation announced on Oct. 20, 2014, that it entered into an agreement to be acquired by a North American investor group led by Macquarie Infrastructure and Real Assets and by British Columbia Investment Management Corporation. Shareholder and regulatory approvals for the transaction are pending. For more information about Cleco, visit www.cleco.com.
Forward-Looking Statements
Statements in this communication include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this communication, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco’s management.
Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close, including the failure to obtain shareholder approval for the proposed merger; (ii) the failure to obtain regulatory approvals required for the merger, or required regulatory approvals delaying the merger or causing the parties to abandon the merger; (iii) the failure to obtain any financing necessary to complete the merger; (iv) risks related to disruption of management’s attention from Cleco’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Cleco and others relating to the merger agreement; (vi) the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; (vii) the fact that actual or expected credit ratings of Cleco or any of its affiliates, or otherwise relating to the merger, may be different from what the parties expect; (viii) the effect of the announcement of the proposed merger on Cleco’s relationships with its customers, operating results and business generally; (ix) the amount of the costs, fees, expenses and charges related to the proposed merger; (x) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Cleco that could interfere with the proposed merger; (xi) future regulatory or legislative actions that could adversely affect Cleco; and (xii) other economic, business and/or competitive factors.

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Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 25, 2014, under the headings Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Forms 10-Q and 8-K. All subsequent written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent Cleco’s views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, Cleco has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement and may file other relevant documents with the SEC. The proxy statement was mailed to Cleco’s shareholders on or about January 16, 2015. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Cleco’s shareholders are urged to read the proxy statement in its entirety and any other documents that may be filed with the SEC in connection with the proposed merger because they contain important information about the proposed merger.
Investors may obtain a free copy of the proxy statement and other relevant documents filed by Cleco with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the proxy statement and other relevant documents from Cleco’s website at http://www.cleco.com or by directing a request to: Cleco Corporation, P.O. Box 5000, Pineville, LA 71361-5000, Attn: Shareholder Assistance, (800) 253-2652.
Participants in the Solicitation
Cleco and its directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the shareholders of Cleco in connection with the proposed merger. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Cleco in connection with the proposed merger, which may be different than those of Cleco’s shareholders generally, is set forth in the proxy statement and may be included in other relevant documents filed with the SEC when they become available.

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Disclaimer
Macquarie Capital Group Limited (UK Branch), Macquarie Infrastructure and Real Assets, and Macquarie Infrastructure Partners III, L.P. are not authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL).  MBL does not guarantee or otherwise provide assurance in respect of the obligations of any Macquarie entity referred to in this document.

Analyst & Investor Contact
Tom Miller
Office: 318.484.7642
tom.miller@cleco.com

Media Contact
Robbyn Cooper
Office: 318.484.7136
robbyn.cooper@cleco.com

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